UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 13, 2007

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33795	26-0886727
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 12th Avenue South
Nampa, Idaho 83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[X]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
              CFR 240.14d-2(b))

[   ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
              CFR 240.13e-4(c))

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Item 8.01 Other Events

On December 13, 2007, Home Federal Bancorp, Inc., a recently formed Maryland corporation (the "Company"), the proposed holding company for Home Federal Bank (the "Bank") and successor company for Home Federal Bancorp, Inc., a Federal corporation, issued a press release announcing that it has completed the syndicated offering portion of its second step conversion.

The Company also announced today that it anticipated that a total of 10,200,000 shares will be sold in the subscription offering, community offering and the syndicated offering combined. In addition, upon the completing of the conversion and stock offering, each public stockholder of Home Federal Bancorp, Inc., will receive 1.1360 shares of the Company's common stock in exchange for each of his or her shares of Home Federal Bancorp, Inc.'s common stock. The completion of the offering remains subject to approval of the conversion by stockholders of Home Federal Bancorp and the members of Home Federal MHC at special meetings to be held on December 17, 2007, and final approval from the Office of Thrift Supervision to complete the conversion and offering, including approval of an updated appraisal.

A copy of the press release dated December 13, 2007, which provides additional information, is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

         (c)        Exhibits

        99.1      Press release dated December 13, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME FEDERAL BANCORP, INC.

Date: December 13, 2007	By: /s/Daniel L. Stevens
Daniel L. Stevens
President and Chief Executive Officer

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Exhibit 10.13

Press Release dated December 13, 2007

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FOR IMMEDIATE RELEASE

HOME FEDERAL BANCORP, INC. ANNOUNCES THE RESULTS OF ITS
STOCK OFFERING: CONFIRMS ORDERS TO SELL 10,200,000 SHARES OF ITS
COMMON STOCK AT $10.00 PER SHARE

        Nampa, Idaho, December 13, 2007: Home Federal Bancorp, Inc. (the Company"), a newly-formed Maryland holding company, the proposed holding company for Home Federal Bank and the successor company for Home Federal Bancorp, Inc., a federally chartered corporation (NASDAQ Global Market: HOME), today announced that it has completed the syndicated portion of its second-step conversion.

        Orders for a total of 8,157,820 shares at a purchase price of $10.00 per share have been accepted in the syndicated offering managed by Keefe, Bruyette & Woods, Inc. The Company also has received orders for 2,042,180 shares in the subscription offering and community offering portion of its second-step conversion, including 816,000 shares to be issued to the employee stock ownership plan. As a result, the Company anticipates that a total of 10,200,000 shares will be sold in the subscription, community and syndicated offerings combined.

        In addition, upon completion of the conversion and stock offering, each public stockholder of Home Federal Bancorp, Inc. will receive 1.1360 shares of the Company's common stock in exchange for each of his or her shares of Home Federal Bancorp, Inc common stock. In the aggregate, existing stockholders of Home Federal Bancorp, Inc. will receive approximately 7,125,873 shares of the Company's stock, less fractional shares that will be cashed out.

        The completion of the offering remains subject to approval of the conversion by the stockholders of Home Federal Bancorp, Inc. and the members of Home Federal MHC at special meetings to be held on December 17, 2007. Upon receipt of those approvals, the transaction is scheduled to close on December 19, 2007, at which time Home Federal MHC will cease to exist. The shares of common stock sold in the offering and issued in the exchange will trade on the NASDAQ Global Select market under the symbol "HOMED" for the first twenty days after the closing, after which the symbol will revert to "HOME".

        Home Federal Bancorp, Inc. is the holding company for Home Federal Bank, a federally chartered savings bank headquartered in Nampa, Idaho that had $709 million in assets at September 30, 2007. Home Federal Bank was originally founded in 1920, as a building and loan association and reorganized as a federal mutual savings and loan association in 1936. In 2004, Home Federal Bancorp, Inc. completed its initial public stock offering. Investors may obtain additional information about Home Federal Bancorp, Inc. on the Internet at www.myhomefed.com, under the Investor Relations section.

        This press release contains certain forward-looking statements. These forward-looking statements are made in good faith pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify forward-looking statements. These forward-looking statements may be subject to significant known and unknown risks, uncertainties, and other factors, including, but not limited to, those matters referred to in the preceding sentence.

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        Although we believe that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from the results discussed in these forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. United Financial Bancorp, Inc. undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

        Home Federal Bancorp, Inc. has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for the offering to which this communication relates. This press release is neither an offer to sell nor a solicitation of an offer to buy shares of common stock nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The offer is made only by the prospectus. Home Federal Bancorp, Inc. has filed a proxy statement/ prospectus concerning the conversion with the SEC. Stockholders of Home Federal Bancorp, Inc. are urged to read the proxy statement/ prospectus because it contains important information. Investors are able to obtain all documents filed with the SEC by Home Federal Bancorp, Inc. free of charge by visiting EDGAR on the SEC's website at www.sec.gov. In addition, documents filed with the SEC by Home Federal Bancorp, Inc. are available free of charge from the Corporate Secretary of Home Federal Bancorp, Inc. at 500 12th Avenue, Nampa, Idaho 83651, telephone (208) 466-4634. The directors, executive officers, and certain other members of management and employees of Home Federal Bancorp, Inc. are participants in the solicitation of proxies in favor of the conversion from the stockholders of Home Federal Bancorp, Inc. Information about the directors and executive officers of Home Federal Bancorp, Inc. is included in the proxy statement/ prospectus filed with the SEC.

        The shares of common stock are not savings accounts or savings deposits, may lose value and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CONTACT: Daniel L. Stevens, Chairman, President and Chief Executive Officer
TELEPHONE: (208) 466-4634

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